UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applied:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CPI AEROSTRUCTURES, INC.
91 Heartland Blvd.
Edgewood, New York 11717
(631) 586-5200

Notice of Annual Meeting of Shareholders
to be held on June 28, 2016

To the Shareholders of CPI Aerostructures, Inc.:

You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Tuesday, June 28, 2016, at 9:00 a.m., to consider and act upon the following matters:

(1)	To elect two Class III directors to serve for the ensuing three-year period until their successors are elected and qualified;
(2)	To approve the CPI Aerostructures, Inc. 2016 Long-Term Incentive Plan;
(3)	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
(4)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on May 9, 2016 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting, you are requested to vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors

Vincent Palazzolo, Secretary

Edgewood, New York
May 19, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2016

Our 2016 proxy statement and our annual report for the fiscal year ended December 31, 2015 are available at http://www.cstproxy.com/cpiaero/2016/.

PROXY STATEMENT
Annual Meeting of Shareholders
to be held on June 28, 2016

This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Tuesday, June 28, 2016, at 9:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of annual meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2015 are being mailed or made available to shareholders on or about May 19, 2016 to shareholders of record on May 9, 2016. We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

(1)	To elect two Class III directors to serve for the ensuing three-year period until their successors are elected and qualified;
(2)	To approve the CPI Aerostructures, Inc. 2016 Long-Term Incentive Plan;
(3)	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
(4)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Who is entitled to vote?

Holders of our common stock as of the close of business on May 9, 2016, the record date, are entitled to vote at the Annual Meeting. As of the record date, we had issued and outstanding 8,610,453 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

How do I vote?

If you hold your shares of record, you may vote by proxy via the Internet. In addition, if you requested printed copies of the proxy materials by mail, you may vote by proxy via mail by filling out the proxy card and sending it back in the envelope provided. You may also vote in person at the Annual Meeting by submitting the ballot that will be provided to you at the meeting.

If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions. If you hold your shares in “street name” and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must bring this legal proxy to the Annual Meeting, present it to the inspector of election and produce valid identification. If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors or the 2016 Long-Term Incentive Plan, unless it receives voting instructions from you. To ensure that your vote is counted, please communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, or obtain a legal proxy and arrange to attend the Annual Meeting in person.

What is the effect of giving a proxy?

The persons named in the proxy have been designated as proxies by our board of directors. If you are a record holder and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our board of directors will vote your shares at the meeting as specified in your proxy.

If you are a record holder and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR election of the director nominees (Proposal 1), FOR the approval of the 2016 Long-Term Incentive Plan (Proposal 2) and FOR the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 3).

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;
•	voting in person at the meeting; or
•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of each matter?

The election of directors.  The election of directors requires a plurality vote of the votes cast at the meeting. “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as director. Consequently, any shares not voted “FOR” such nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.

The approval of the 2016 Long-Term Incentive Plan.  The 2016 Long-Term Incentive Plan must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting with respect to this proposal will NOT be counted in determining the number of votes required for a majority and will therefore have no effect on such vote. Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

Ratification of independent registered public accounting firm.  The ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 must be approved by a majority of the votes cast at the meeting with respect to the proposal. Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of May 9, 2016 with respect to the ownership of our common stock by:

•	each person or group who beneficially owns more than 5% of our common stock;
•	each of our directors and our director nominees;
•	our current chief executive officer and chief financial officer, our only executive officers as defined by Securities and Exchange Commission Rules promulgated pursuant to the Securities Exchange Act of 1934 (collectively, the “Named Executive Officers”); and
•	all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of options or warrants. Accordingly, common stock issuable upon exercise of options and warrants that are currently exercisable, or exercisable within 60 days of May 9, 2016, have been included in the table with respect to the beneficial ownership of the person owning the options or warrants.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Class(3)
Douglas McCrosson	37,086	(4)	*
Vincent Palazzolo	38,313	(5)	*
Walter Paulick	44,882	(6)	*
Kenneth McSweeney	49,305	(7)	*
Harvey J. Bazaar	79,987	(8)	*
Michael Faber	15,415	(9)	*
Terry Stinson	26,559	(10)	*
Eric Rosenfeld c/o Crescendo Partners 777 Third Avenue, 37th Floor New York, NY 10017	746,166	(11)	8.6%
AWM Investment Company, Inc. 527 Madison Ave., Suite 2600 New York, NY 10022	854,040	(12)	9.9%
Rutabaga Capital Management 64 Broad Street, 3rd Floor Boston, MA 02109	622,730	(13)	7.2%
Ariel Investments, LLC 200 E. Randolph Drive, Suite 2900 Chicago, IL 60601	1,412,625	(14)	16.4%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	559,066	(15)	6.5%
Penn Capital Management Company, Inc. Navy Yard Corporate Center 3 Crescent Drive, Suite 400 Philadelphia, PA 19112	454,368	(16)	5.3%
All current directors and executive officers as a group (seven persons)	1,046,622	(17)	11.7%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following persons is c/o CPI Aerostructures, Inc., 91 Heartland Blvd., Edgewood, New York 11717.

(2)	Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them, subject to community property laws, where applicable.
(3)	As of May 9, 2016, there were 8,610,453 shares of common stock currently issued and outstanding. Each person beneficially owns a percentage of our outstanding common stock equal to a fraction, the numerator of which is the number of common stock held by such person plus the number of common stock that such person can acquire within 60 days of May 9, 2016 upon the exercise or conversion of options, warrants or convertible securities, and the denominator of which is 8,610,453 (the number of shares currently outstanding) plus the number of shares such person can so acquire during such 60-day period.
(4)	Includes 25,000 shares of common stock that Mr. McCrosson has the right to acquire upon exercise of options.
(5)	Includes 25,000 shares of common stock that Mr. Palazzolo has the right to acquire upon exercise of options.
(6)	Includes 16,230 shares of common stock that Mr. Paulick has the right to acquire upon exercise of options and shares underlying 1,291 restricted stock units that vest on July 1, 2016. Excludes shares underlying 1,291 restricted stock units that vest on October 1, 2016.
(7)	Includes 16,230 shares of common stock that Mr. McSweeney has the right to acquire upon exercise of options and shares underlying 1,291 restricted stock units that vest on July 1, 2016. Excludes shares underlying 1,291 restricted stock units that vest on October 1, 2016.
(8)	Includes 36,514 shares of common stock that Mr. Bazaar has the right to acquire upon exercise of options and shares underlying 2,905 restricted stock units that vest on July 1, 2016. Excludes shares underlying 2,904 restricted stock units that vest on October 1, 2016.
(9)	Includes 6,620 shares of common stock that Mr. Faber has the right to acquire upon exercise of options and shares underlying 1,291 restricted stock units that vest on July 1, 2016. Excludes shares underlying 1,291 restricted stock units that vest on October 1, 2016.
(10)	Includes 6,772 shares of common stock that Mr. Stinson has the right to acquire upon exercise of options and shares underlying 2,905 restricted stock units that vest on July 1, 2016. Excludes shares underlying 2,904 restricted stock units that vest on October 1, 2016.
(11)	Represents (a) 184,491 shares of common stock owned individually, (b) 510,270 shares of common stock held by Crescendo Partners II, L.P. Series L (“Crescendo Partners II”), (c) 47,617 shares of common stock that Mr. Rosenfeld has the right to acquire upon exercise of options, and (d) shares underlying 3,788 restricted stock units that vest on July 1, 2016. Excludes shares underlying 3,788 restricted stock units that vest on October 1, 2016. Mr. Rosenfeld is the senior managing member of the sole general partner of Crescendo Partners II. Mr. Rosenfeld disclaims beneficial ownership of the shares held by Crescendo Partners II, except to the extent of his pecuniary interest therein.
(12)	AWM Investment Company, Inc., a Delaware corporation (“AWM”), is the investment adviser to Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Cayman Fund, L.P. (“CAYMAN”) and Special Situations Private Equity Fund, L.P. (“SSPE” and together with “SSFQP” and “CAYMAN,” the “Funds”). As the investment adviser to the Funds, AWM holds sole voting and investment power over 588,410 shares of common stock of CPI held by SSFQP, 201,400 shares of common stock held by CAYMAN and 64,260 common stock held by SSPE. Austin W. Marxe (Marxe), David M. Greenhouse and Adam C. Stettner are the controlling principals of AWM and disclaim beneficial ownership of the shares held by AMW except to the extent of their pecuniary interest therein. The information with respect to AWM Investment Company, Inc. is derived from a Form 4/A filed with the Securities and Exchange Commission on March 29, 2016.
(13)	The information with respect to Rutabaga Capital Management is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 11, 2016.
(14)	The information with respect to Ariel Investments, LLC is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2016.
(15)	The information with respect to Royce & Associates, LLC is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on January 7, 2016.

(16)	The information with respect to Penn Capital Management Company, Inc. is derived from a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2016.
(17)	Includes an aggregate of 193,454 shares of common stock that Messrs. McCrosson, Palazzolo, Paulick, McSweeney, Bazaar, Faber, Stinson and Rosenfeld have the right to acquire upon exercise of outstanding options and vesting of restricted stock units.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our board of directors is divided into three classes with only one class of directors typically being elected in each year and each class serving a three-year term. The term of office of our Class III directors expires at this year’s annual meeting. The term of office of our Class I directors, Kenneth McSweeney, Harvey J. Bazaar and Terry Stinson, will expire at our annual meeting in 2017. The term of office of our Class II directors, Walter Paulick and Eric Rosenfeld, will expire at our annual meeting in 2018. Our current Class III directors are Michael Faber and Douglas McCrosson, each of whom has been nominated for re-election by our board of directors.

Information About Directors, Nominees and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
Eric Rosenfeld(1)(2)(4)	58	Chairman of the Board of Directors (non-executive)
Douglas McCrosson(1)	53	Chief Executive Officer, President and Director
Vincent Palazzolo	52	Chief Financial Officer
Walter Paulick(2)(3)(4)	69	Director
Kenneth McSweeney(2)(3)(4)	84	Director
Harvey J. Bazaar(3)	75	Director
Michael Faber(1)(3)(4)	56	Director
Terry Stinson(1)(2)	74	Director

(1)	Member of strategic planning committee.
(2)	Member of compensation committee.
(3)	Member of audit committee.
(4)	Member of nominating and corporate governance committee.

Our board of directors believes that it is necessary for each of our directors to possess qualities, attributes and skills that contribute to a diversity of views and perspectives among the directors and enhance the overall effectiveness of the board. As described on page 13 under “Nominating and Corporate Governance Committee Information — Guidelines for Selecting Director Nominees,” our nominating and corporate governance committee considers all factors it deems relevant when evaluating prospective candidates or current board members for nomination to our board of directors, as prescribed in the committee’s written charter and established guidelines and the Company’s corporate governance guidelines. All of our directors bring to the board leadership experience derived from past service. They also all bring a diversity of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provide our board of directors, as a whole, with the skills and expertise that reflect the needs of the Company.

Certain individual experiences, qualifications, and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the biographies set forth below.

Harvey J. Bazaar has been a director since December 2006 and chairman of our audit committee since April 2007. A certified public accountant, Mr. Bazaar has spent most of his career in public accounting, having retired from PricewaterhouseCoopers in 2000 as the Global and Americas Leader for the Capital Markets Group. At Coopers & Lybrand, which merged with PriceWaterhouse to form PricewaterhouseCoopers, Mr. Bazaar served on the firm’s Executive Committee and as Managing Partner of the New York City office. From September 2001 to December 2002, Mr. Bazaar served as the chief operating officer of DML Global Services, a company providing fund accounting and related services to private investment funds and other businesses. From December 2006 to August 2008, Mr. Bazaar served on the board of directors and audit committee of BKF Capital Group, Inc., an OTC Bulletin Board company, and served as its president and chief executive officer from November 2007 to August 2008. Beginning in July 2009, Mr. Bazaar began serving on the board of directors of various insurance entities that are part of the QBE Americas Group and in November 2009 was named chairman of the Audit Committee and in January 2014 was named a member of the Remuneration Committee of these entities. Mr. Bazaar holds a Bachelor of Science Degree from Kent State University and is a member of the board of trustees of the Kent State University Foundation. Mr. Bazaar brings to our board of directors an in-depth understanding of generally accepted accounting principles, financial statements and SEC reporting requirements as well as an extensive and diverse general business knowledge.

Michael Faber has been a director since August 2013 and chairman of our Nominating and Corporate Governance Committee since June 2014. Mr. Faber is a corporate executive, family office advisor, and attorney with over 20 years of experience investing in, operating and advising both large multi-national and emerging growth companies in a variety of industries. Since 1996, Mr. Faber has served as chief executive officer of NextPoint Management Company, Inc., an investment and strategic advisory firm, advising family offices on a variety of issues, including family office management, asset manager selection and oversight, direct investing and trust and estates. Additionally, Mr. Faber currently serves as a senior advisor to a family office with more than $2 billion in assets, and a senior advisor to ff Venture Capital. From 1990 to 2008, Mr. Faber was a General Partner of the NextPoint and Walnut family of investment funds, focusing on private equity, venture capital and structured investments, where he managed three funds and invested in more than 90 companies. Previously, Mr. Faber was a senior advisor to Akerman Senterfitt, of counsel to the law firm of Mintz Levin, an attorney with the law firm of Arnold & Porter, and a senior consultant to The Research Council of Washington, the predecessor to The Corporate Executive Board Company. During his career, Mr. Faber has served on audit and compensation committees for a number of companies. Mr. Faber is an honors graduate and John M. Olin Fellow of the University of Chicago Law School and attended the Johns Hopkins University School of International Studies and the State University of New York. Mr. Faber brings to our board his legal expertise, as well as his years of investment and general business experience.

Douglas McCrosson was appointed as our Chief Executive Officer and President in March 2014. Mr. McCrosson joined the Company in 2003 as Director of Business Development. During his tenure, he has held positions of increasing responsibility, including Vice President of Business Development and Senior Vice President of Operations, where he headed CPI Aero’s business development, engineering, procurement and manufacturing operations. Subsequently, he was promoted to the position of Chief Operating Officer in January 2010 before becoming President and CEO. He has 30 years of aerospace experience, having started his career as a mechanical engineer at Grumman Corporation, now Northrop Grumman. Mr. McCrosson holds a Bachelor of Science degree in mechanical engineering from the State University of New York at Buffalo and a Master of Science degree in Management from the New York University Polytechnic School of Engineering. He is a member of the Board of Governors of the Aerospace Industries Association, a trade association representing major aerospace and defense manufacturers and suppliers in the United States. Mr. McCrosson provides our board of directors with unique knowledge of the Company’s business, operations and management and his other extensive experience in the Company’s industry.

Kenneth McSweeney has been a director since February 1998. From April 2003 until June 2014 he served as the chairman of our compensation committee. Mr. McSweeney has been an independent consultant to the aerospace industry since January 1995. From 1961 to 1995, Mr. McSweeney served in various management positions for Northrop Grumman Corporation, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region. Mr. McSweeney has extensive experience in aerostructures and logistics support products, as well as experience in the marketing, design, and manufacturing of aerospace products. Mr. McSweeney is a licensed professional engineer in New York State. He holds Bachelor and Master of Science degrees in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Master’s degree in Business Management from CW Post College. He also completed the Executive Development Program at the Cornell School of Business and Public Administration. Mr. McSweeney contributes to our board of directors with his extensive professional and business experience in the Company’s industry.

Vincent Palazzolo has been our Chief Financial Officer since May 2004 and our Secretary since March of 2008. From December 2003 to May 2004, he was employed by J. H. Cohn LLP as an audit partner. From 1988 through November 2003, Mr. Palazzolo was employed by Goldstein Golub Kessler LLP (“GGK”), where he was an audit partner from September 1999 through November 2003. While employed by GGK, from September 1999 to November 2003, Mr. Palazzolo also served as a managing director of American Express Tax and Business Services, Inc. Mr. Palazzolo holds a Bachelor of Business Administration in Accounting from Hofstra University, is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Walter Paulick has been a director since April 1992. He served as the chairman of our nominating and corporate governance committee from March 2004 until June 2015 and as chairman of our audit committee from June 2006 until April 2007. Mr. Paulick is currently a self-employed real estate development consultant. From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president. From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A. Mr. Paulick holds an Associate degree in Applied Science from Suffolk Community College and a Bachelor of Business Administration from Dowling College. Mr. Paulick’s background in banking, real estate development and general business knowledge provides our board of directors with a diverse perspective on the Company’s industry and conducting business in our region.

Eric S. Rosenfeld has been the non-executive chairman of our board of directors since January 2005 and a director and chairman of our strategic planning committee since April 2003. Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as a director for several companies, including Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, Cott Corporation, a consumer beverages company, Pangaea Logistics Solutions Ltd., a logistics and shipping company that merged with Quartet Merger Corp., a blank-check company, for which he served as Chairman and CEO and SAExploration Holdings Inc. Currently Mr. Rosenfeld serves as the Chairman and CEO of Harmony Merger Corp. a blank-check company. Mr. Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation and Trio Merger Corp., all blank check corporations that later merged with Hill International, Primoris Services Corporation and SAExploration Holdings Inc., respectively. He also serves on the board of directors of Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc., a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm and GEAC Computer, a software company Computer Horizons Corp., an IT services company. Mr. Rosenfeld provides our board of directors with expertise in finance and financial markets and with experience derived from his service on the boards of other public and private companies.

Terry Stinson has been a director and the chairman of the compensation committee since June 2014. From January 2013 until May 31, 2014 he served as Executive Vice President of AAR CORP., an international, publicly traded aerospace manufacturing and services company, a position he has held. Mr. Stinson currently serves as an independent consultant to AAR CORP since May 31, 2014. Since 2001, Mr. Stinson has been Chief Executive Officer of his own consulting practice, Stinson Consulting, LLC, engaged in strategic alliances and marketing for the aerospace industry. From August 2007 until January 2013, Mr. Stinson served as Group Vice President of AAR CORP. From 2002 to 2005, Mr. Stinson served as Chief Executive Officer of Xelus, Inc., a collaborative enterprise service management solution company. From 1998 to 2001, Mr. Stinson was Chairman and Chief Executive Officer of Bell Helicopter Textron Inc., the world’s leading manufacturer of vertical lift aircraft, and served as President from 1996 to 1998. From 1991 to 1996, Mr. Stinson served as Group Vice President and Segment President of Textron Aerospace Systems and Components for Textron Inc. Prior to that position, he was President of the Hamilton Standard Division of United Technologies Corporation, a defense supply company, since 1986. Mr. Stinson is currently a director of Lennox International Inc., company engaged in the design and manufacture of heating, ventilation, air conditioning and refrigeration products, serving on such company’s Board Governance and Compensation and Human Resources Committees. Mr. Stinson previously served as a director of Triumph Group, Inc., a company engaged in the manufacturing and repair of aircraft components, subassemblies and systems, from September 2003 to March 2008. As a former senior executive of two Fortune 500 companies, Mr. Stinson contributes to our board his extensive management and marketing experience in the aerospace industry, as well as his general business acumen and experience developed by serving on other public company boards.

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR” THE CLASS III DIRECTOR NOMINEES.

Independence of Directors

Our common stock is listed on the NYSE MKT LLC (“NYSE MKT”). As a result, we follow the rules of the NYSE MKT in determining whether a director is independent. The current NYSE MKT listing standards define an “independent director” generally as a person, other than an officer or employee of the Company, who does not have a relationship with the Company that would interfere with the director’s exercise of independent judgment. Our board of directors consults with our legal counsel to ensure that our board of directors’ determinations are consistent with the NYSE MKT rules and all relevant securities and other laws and regulations regarding the independence of directors. Consistent with these considerations, our board of directors has determined that Kenneth McSweeney, Walter Paulick, Harvey J. Bazaar, Eric Rosenfeld, Michael Faber and Terry Stinson will be independent directors of the Company for the ensuing year. The remaining director, Douglas McCrosson, is not independent because he is currently employed by us. All members of our audit, compensation and nominating and corporate governance committees are independent.

Code of Ethics

Our board of directors has adopted a written code of ethics that applies to our directors, officers and employees that is designed to deter wrongdoing and to promote ethical conduct, full, fair, accurate, timely and understandable disclosure in reports that we file or submit to the Securities and Exchange Commission and others, compliance with applicable government laws, rules and regulations, prompt internal reporting of violations of the code and accountability for adherence to the code. A copy of the code of ethics may be found on our website at www.cpiaero.com.

Board of Directors Meetings and Committees

Our board of directors held six meetings in 2015. All directors attended the 2015 annual shareholder meeting. Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended fewer than 75% of the meetings of the board and of the committees thereof upon which he served in 2015. We have standing compensation, audit, nominating and corporate governance and strategic planning committees. Copies of our committee charters are available free of charge on our website at www.cpiaero.com.

Leadership Structure

Our board of directors has determined to keep separate the positions of board chairman and principal executive officer at this time. This permits our principal executive officer to concentrate his efforts primarily on managing the Company’s business operations and development. This also allows us to maintain an independent board chairman who oversees, among other things, communications and relations between our board of directors and senior management, consideration by our board of directors of the Company’s strategies and policies and our board of director’s principal executive officer evaluation processes.

Risk Oversight

Our board of directors’ primary function is one of oversight. Our board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our audit committee discusses with management the Company’s major financial risk exposures and reports its findings to our board of directors in connection with our board of directors’ risk oversight review.

Compensation Committee Information

Our compensation committee is currently comprised of Terry Stinson (chairman), Kenneth McSweeney, Walter Paulick and Eric Rosenfeld, each an independent director under the NYSE MKT listing standards. Our board of directors has adopted a written compensation committee charter, which is reviewed annually and which the compensation committee intends to review at its next regularly scheduled meeting. The responsibilities of our compensation committee include:

•	establishing the general compensation policy for our executive officers, including the chief executive officer;
•	reviewing the compensation paid to non-employee directors and making recommendations to the board for any adjustments;
•	administering our stock option and performance equity plans and determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants; and
•	ensuring that any compensation plan for key executives does not encourage undue risk-taking.

Our compensation committee held five meetings during 2015 to review, discuss and make any necessary changes to our executive and non-employee director compensation. Our compensation committee makes all final determinations with respect to compensation of executive officers, considering, among other things, its assessment of the value of each executive officer’s contribution to the Company, the Company’s financial performance during recent fiscal years in light of prevailing business conditions and the Company’s goals for the ensuing fiscal year. Our compensation committee considers recommendations from our chief executive officer relating to the compensation of our other executive officers. For a complete discussion of our compensation committee’s policies and procedures respecting executive compensation of our Named Executive Officers, please see the “Compensation Discussion and Analysis” below.

Our compensation committee may utilize the services of third parties, including subscriptions to executive compensation surveys and other databases, to assist with their review of compensation for executive officers. Our compensation committee is charged with performing an annual review of the compensation of our executive officers to determine whether they are provided with adequate incentives and motivation, and whether they are compensated appropriately in accordance with our compensation policies.

Audit Committee Information and Report

Our audit committee is currently comprised of Harvey J. Bazaar (chairman), Michael Faber, Kenneth McSweeney and Walter Paulick. During the 2015, our audit committee held six meetings. All of the members of our audit committee are “independent directors,” as defined under the NYSE MKT listing standards and are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Financial Expert on Audit Committee

We must certify to the NYSE MKT that our audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our board of directors has determined that each of Harvey J. Bazaar’s and Michael Faber’s qualifications satisfy the NYSE MKT’s definition of financial sophistication and also qualify them as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission.

Audit Committee Report

Our board of directors has a written audit committee charter. Our audit committee charter which is reviewed annually and which the audit committee intends to review at its next regularly scheduled meeting. According to our audit committee charter, our audit committee’s responsibilities include, among other things:

•	meeting with the independent auditor prior to the audit to review the scope, planning and staffing of the audit;

•	reviewing and discussing with management and our independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;
•	reviewing and discussing with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statement;
•	discussing with management and our independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies;
•	discussing with management and our independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;
•	discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;
•	discussing with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;
•	reviewing disclosures made to our audit committee by our chief executive officer and chief financial officer during their certification process for our Form 10-Ks and Form 10-Qs about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;
•	Review the scope, planning and staffing of the audit for the Company’s 401(k) Plan and review the audited financial statements for the 401(k) Plan;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing our independent auditor;
•	determining the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and our independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or reports which raise material issues regarding our financial statements or accounting policies.

Management has reviewed the audited financial statements in the Company’s annual report on Form 10-K with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the chief executive officer and chief financial officer that the unaudited quarterly and audited financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In performing all of these functions, our audit committee acts only in an oversight capacity. The committee reviews the Company’s annual reports and generally reviews its quarterly reports prior to filing with the Securities and Exchange Commission. In its oversight role, our audit committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. Our audit committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to our audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Our audit committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company’s independent registered public accounting firm also provided our audit committee with the written disclosures required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees) and our audit committee discussed with our independent registered public accounting firm and management the auditor’s independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company’s independent registered public accounting firm. In reliance on these reviews and discussions and the report of our independent registered public accounting firm, our audit committee recommended to our board of directors, and the board approved, that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission.

Members of our Audit Committee:

Harvey J. Bazaar (chairman)
Michael Faber
Walter Paulick
Kenneth McSweeney

Nominating and Corporate Governance Committee Information

Our board of directors has a nominating and corporate governance committee comprised of Michael Faber (chairman), Walter Paulick, Kenneth McSweeney and Eric Rosenfeld, each an independent director under the NYSE MKT listing standards. Our nominating and corporate governance committee held two meetings during 2015. Our nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors, and for developing and recommending corporate governance guidelines. Our nominating and corporate governance committee considers potential director nominees identified by its members, management, shareholders, investment bankers and others.

Our board of directors has adopted a written charter and established guidelines for corporate governance, the selection of director nominees and a method by which shareholders may propose to our nominating and corporate governance committee candidates for selection as nominees for director. On April 29, 2016, the nominating and corporate governance committee reviewed its charter, the guidelines for corporate governance and criteria for the selection of director nominees.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated should be accomplished in his or her field with a reputation that is consistent with that of the Company, have relevant experience and expertise, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company and be able to promote a diversity of views based on the person’s education, experience and professional employment. Our nominating and corporate governance committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. Our nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. Our nominating and corporate governance committee does not distinguish among nominees recommended by shareholders and other persons.

Procedure for Shareholders to Recommend Director Candidates

Shareholders and others who wish to recommend candidates to our nominating and corporate governance committee for consideration as directors must submit their written recommendations to our nominating and corporate governance committee and include all of the information described in the section “2017 Annual Meeting Shareholder Proposals and Nominations.”

On April 29, 2016 our nominating and corporate governance committee recommended to our board of directors to nominate Douglas McCrosson and Michael Faber for re-election as Class III directors at the Annual Meeting. Our nominating and corporate governance committee did not receive recommendations from any shareholders or others for director candidates.

Guidelines for Corporate Governance

Our corporate governance guidelines are intended to ensure that the board of directors has the necessary authority and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management. The corporate governance guidelines also are intended to align the interests of the Company’s directors and management with those of the Company’s shareholders. The guidelines establish the practices the board of directors follows with respect to the obligations of the board and each director; board composition and selection; board meetings and involvement of senior management; chief executive officer performance evaluation and succession planning; board committee composition and meetings; director compensation; director orientation and education; and director access to members of management and to independent advisors.

The corporate governance guidelines were adopted by the board of directors in 2010 and are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The guidelines were last reviewed April 29, 2016. The guidelines comply with corporate governance requirements contained in the listing standards of the NYSE MKT and enhance the Company’s corporate governance policies.

Strategic Planning Committee Information

Our strategic planning committee is currently comprised of Eric Rosenfeld (chairman), Douglas McCrosson, Michael Faber and Terry Stinson. The main role of the strategic planning committee is to evaluate and analyze strategic options for the Company. The strategic planning committee held four meetings in 2015.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

References in this section to Employment Agreements are to the employment agreement in effect for each Named Executive Officer for the applicable period, giving effect to any and all amendments, unless context requires otherwise.

Overview

The compensation committee is composed of Terry Stinson (chairman), Kenneth McSweeney, Walter Paulick and Eric Rosenfeld, each of whom is an independent director under NYSE MKT standards. The compensation committee oversees the compensation and employee benefit plans and practices of the Company, including its executive and non-employee director compensation plans. The compensation committee’s goal is to ensure that executive compensation is competitive yet reasonable, supportive of organizational objectives and shareholder interests and designed to align the interests of executive officers with the Company’s long-term performance and increase shareholder value.

This Compensation Discussion and Analysis concerns the compensation of Douglas McCrosson our Chief Executive Officer and Vincent Palazzolo our Chief Financial Officer.

At our 2012 annual meeting of shareholders, we conducted an advisory “Say on When Pay” vote, in which shareholders determined that a “Say on Pay” vote should be held every three years. In accordance with the shareholder vote, the Company held a “Say on Pay” vote at our 2015 Annual Meeting, in which shareholders approved the then-current compensation of our Named Executive Officers. The following “Say on When Pay” vote will take place at our annual meeting to be held in 2018. The compensation committee considers the results of shareholder advisory votes regarding compensation as one factor when reviewing compensation and making compensation decisions.

In 2013, the compensation committee modified the process for determining annual salary increases for the Named Executive Officers. In 2014, the compensation committee also determined separation benefits and consulting compensation arrangements for Edward J. Fred in connection with his resignation as President and Chief Executive Officer of the Company.

During 2015, the compensation committee determined to reevaluate the Company’s compensation policies and is in the process of finalizing new compensation policies for our Named Executive Officers. The compensation committee has engaged a compensation consultant to advise and assist it with developing compensation structures for Messrs. McCrosson and Palazzolo that strike an appropriate balance between maintaining competitive, yet reasonable, compensation levels and benefits and aligning pay with performance. The new compensation structures will include changing the Company’s practice of providing long-term employment contracts to the Named Executive Officers in favor of at-will employment with industry competitive severance and other benefits. The new compensation structures will also provide the compensation committee with the flexibility to refocus cash and equity performance incentives annually. The compensation committee’s objective in revising its compensation policies is to provide compensation incentives to its Named Executive Officers that will contribute significantly to the Company’s performance.

Compensation Policies and Practices

The compensation committee met four times during 2015 to review and discuss executive compensation matters. It has been the Company’s practice to enter into three-year employment agreements with our Named Executive Officers and, if considered appropriate by our board of directors, to extend the term of the employment agreements for two additional years in the fourth quarter of the year prior to their expiration. In October 2013, the board extended the term of the Employment Agreements with each of Messrs. McCrosson and Palazzolo from December 31, 2014 to December 31, 2016. In connection therewith, the compensation committee tied annual base salary increases for the Named Executive Officers to achievement of performance goals established by the compensation committee, as described below.

In March 2014, Mr. McCrosson was appointed President and Chief Executive Officer and the Company entered into an amended and restated Employment Agreement with him.

Determinations of executive compensation are not based on a rigid formula, but focus on both objective and subjective factors that the compensation committee believes indicative of a Named Executive Officer’s success as an officer of the Company. The compensation committee assesses the value of each Named Executive Officer’s contribution to the Company, the Company’s financial performance during recent fiscal years in light of prevailing business conditions, the Company’s goals for the ensuing fiscal years, prevailing compensation levels of the chief executive officer at companies considered to be comparable to the Company and, with respect to each other executive officer, their total compensation relative to the chief executive officer’s total compensation.

The compensation committee considers recent shareholder approval votes with respect to executive compensation. As mentioned above, the compensation committee is in the process of finalizing new compensation policies for the Named Executive Officers and has engaged a compensation consultant to advise and assist it with developing new compensation structures for Messrs. McCrosson and Palazzolo.

The compensation committee considers recommendations, if any, from our chief executive officer relating to the compensation of our other executive officers.

Existing Compensation Components

Each of the Employment Agreements, as amended, provides for three primary compensation components: base salary, a performance-based annual bonus and perquisites and other personal benefits, each of which is discussed in detail below.

Base Salary.  In addition to the factors addressed above, the compensation committee focuses on whether the base salary of each Named Executive Officer is commensurate with the level of responsibility his position entails and with his experience. When determining base salary, the compensation committee endeavors to maintain a balance in the range of base salaries of the Named Executive Officers and their respective responsibilities. For fiscal years ended December 31, 2013, 2014 and 2015, Messrs. McCrosson’s and Palazzolo’s base salary under their respective Employment Agreements was:

Executive Officer	2013 ($)	2014 ($)	2015 ($)
Douglas McCrosson	253,000	313,462	333,125
Vincent Palazzolo	253,000	263,000	269,575

Before his appointment as President and Chief Executive Officer, Mr. McCrosson was the Company’s Chief Operating Officer and his Employment Agreement provided for an annual base salary of $265,000 for 2014. Upon his appointment as President and Chief Executive Officer, the compensation committee determined to increase his base salary to an annual rate of $325,000 for the remainder of 2014 in consideration of his increased level of responsibility. Mr. McCrosson was paid 10 weeks of salary as Chief Operating Officer and 42 weeks of salary as Chief Executive Officer in 2014.

The compensation committee’s past practice had been to set annual base salary increases for each year during the term of the Employment Agreements. When renewing Employment Agreements in October 2013, the compensation committee determined that Messrs. McCrosson’s and Palazzolo’s annual base salary increases for 2015 and 2016 would be tied to the achievement of individual performance goals. Accordingly, Messrs. McCrosson’s and Palazzolo’s Employment Agreements provide for discretionary base salary increases in 2015 and 2016, not to exceed 5% of the prior year’s base salary, based upon the attainment of individual performance goals. Such goals were established by the compensation committee after consultation with Messrs. McCrosson and Palazzolo for the applicable year. The compensation committee believes that rewarding management based on achievement of individual performance goals provides additional incentives aligning the executive’s goals with the Board’s direction for the Company and the Company’s overall performance. Based on Messrs. McCrosson’s and Palazzolo’s performance in relation to the 2014 performance goals, the compensation committee determined to increase each of their base salaries by 2.5% for 2015. Based on Messrs. McCrosson’s and Palazzolo’s performance in relation to the 2015 performance goals, the compensation committee determined to increase each of their base salaries by 3.0% for 2016.

Performance-Based Annual Bonus.  Each of the Employment Agreements provides for an annual non-discretionary bonus based on changes in our revenues and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) from the prior year. Per each Employment Agreement, 25% of the bonus amount is determined by revenues and 75% by EBITDA. If growth targets are met on each metric, each executive receives his baseline bonus. During his tenure as Chief Operating Officer, the baseline bonus for Mr. McCrosson was 45% of 100% of his base salary. After his appointment as President and Chief Executive Officer, the baseline bonus for Mr. McCrosson was increased to 60% of 100% of his base salary. The current baseline bonus for Mr. Palazzolo is 45% of 100% of his base salary.

The percent of base salary used to calculate the bonus amount decreases or increases depending upon the percent increase or decrease in revenues and EBITDA. For example, if EBITDA and revenues both increase by a 25% margin for a fiscal year ending on or before December 31, 2015, then Mr. McCrosson would receive a bonus equal to (1) 75% of 60% of 110% of his base salary plus (2) 25% of 60% of 110% of his base salary. If EBITDA decreases by 5% and revenues remain the same for a fiscal year ending on or before December 31, 2015, then Mr. McCrosson would receive a bonus equal to (1) 75% of 60% of 50% of his base salary plus (2) 25% of 60% of 75% of his base salary. The performance targets and corresponding percentage of base salary used to calculate the bonus (for the applicable fiscal year), as set forth in the Employment Agreements, are listed in the tables below. The amounts are adjusted pro ratably in the event EBITDA or revenue growth falls between two targets.

Fiscal Years Ending on or before December 31, 2014		Fiscal Years Beginning on or after January 1, 2015
Growth	Percent of Base Salary Used to Calculate Bonus Amount	Growth	Percent of Base Salary Used to Calculate Bonus Amount
Decrease 15% or Greater	No Bonus	Decrease 15% or Greater	No bonus
Decrease 10%	75% Decrease	Decrease 10%	75% Decrease
Decrease 5%	50% Decrease	Decrease 5%	50% Decrease
Flat	25% Decrease	Flat	25% Decrease
Increase 5%	10% Decrease	Increase 2%	10% Decrease
Increase 10%	Baseline	Increase 5%	Baseline
Increase 15%	5% Increase	Increase 10%	10% Increase
Increase 25%	10% Increase	Increase 20%	25% Increase
Increase 50%	50% Increase	Increase 30%	50% Increase
Increase 100% or Greater	75% Increase	Increase 50% or Greater	75% Increase

Each executive receives part of his bonus in cash, and the balance in shares of the Company’s common stock valued at the volume weighted average price of the common stock on NYSE MKT for the five consecutive trading days ending two trading days before issuance. Shares of common stock are issued pursuant to the Company’s Performance Equity Plan 2009 (described below). When Mr. McCrosson served as our Chief Operating Officer, the first $75,000 of his bonus was paid in cash and the balance paid half in cash and half in shares. Since Mr. McCrosson’s appointment as President and Chief Executive Officer, and under his current Employment Agreement, the first $100,000 of his bonus is paid in cash and the balance is paid half in cash and half in shares of common stock. Under Mr. Palazzolo’s Employment Agreement, the first $75,000 of his bonus is paid in cash and the balance is paid half in cash and half in shares of common stock.

Primarily as a result of the change in estimate on the Company’s A-10 contract in 2014, for 2014 there was a decrease of more than 15% in both EBITDA and revenues from 2013. Accordingly, Messrs. McCrosson and Palazzolo were not entitled to performance-based annual bonuses for 2014.

Considering challenges addressed by Messrs. McCrosson and Palazzolo during 2014, particularly, the transition to a new Chief Executive Officer and the A-10 change in estimate, in December 2014, the compensation committee awarded discretionary merit bonuses to Messrs. McCrosson and Palazzolo in the amounts of $50,000 and $30,000, respectively. The discretionary bonuses were awarded subject to Messrs. McCrosson and Palazzolo agreeing to a reduction by such amounts of performance-based annual bonuses earned by them for 2015. Accordingly, Messrs. McCrosson and Palazzolo’s bonuses in 2015 were reduced by $50,000 and $30,000, respectively.

Name	Bonus Calculated Based on EBITDA ($)	Bonus Calculated Based on Revenues ($)	Total Bonus Awarded ($)(1)
Douglas McCrosson	—	87,445	37,445
Vincent Palazzolo	—	53,073	23,073

(1)	Total bonus awarded does not include $50,000 and $30,000 paid to Messrs. McCrosson and Palazzolo, respectively, as discretionary bonuses for 2014.

Perquisites and Other Personal Benefits.  We maintain various employee benefit plans, including medical, dental, life and disability, and these plans are available to all of the Company’s key employees. Each of Messrs. McCrosson and Palazzolo is reimbursed for expenses related to the use of an automobile to be used in connection with Company business. Such expenses include lease and insurance costs, repairs and maintenance. The Company maintains a corporate golf club membership that is made available to key employees, including Messrs. McCrosson and Palazzolo. The perquisites and other personal benefits provided to Messrs. McCrosson and Palazzolo are set forth in the Employment Agreements.

Termination and Change in Control Payments

Potential Payments under Current Employment Agreements

Mr. McCrosson’s Employment Agreement provides that if, during the employment term, we terminate him without “cause” or he terminates his employment for “good reason” (as such terms are defined therein), we will be required to pay him his base salary through the end of the employment term and for up to six months thereafter, his medical and dental premiums for continued coverage on our benefit plans as permitted under the Consolidated Omnibus Budget Reconciliation Act of 1985. Mr. Palazzolo’s Employment Agreement provides that if, during the employment term, we terminate him without “cause” or he terminates his employment for “good reason” (as such terms are defined therein), we will be required to pay Mr. Palazzolo his base salary through the end of the employment term. We believe such termination payments are reasonable and appropriate in light of non-competition provisions in such executives’ Employment Agreements, which prohibit them from competing with the Company for a period of two years following their employment with us.

Mr. McCrosson’s Employment Agreement contains an additional provision, which provides for certain compensation in the event of a change of control (as such term is defined in the agreement) if, within 18 months of such change of control, Mr. McCrosson’s employment is terminated by us without “cause” or by Mr. McCrosson for “good reason.” In such event and at Mr. McCrosson’s option, in lieu of the above-discussed compensation, we will pay him a lump sum equal to two times the lesser of (a) the total compensation (including salary and bonus) earned by him during the last full calendar year of his employment or (b) the average of his total compensation (including salary and bonus) for the five calendar years ending before the change of control. We believe that providing Mr. McCrosson with benefits in the face of a change of control will help us retain him and most importantly, ensure his objectivity in connection with potential transactions that may result in a change of control of the Company.

Other Compensation Matters

Risk Assessment.  The compensation committee has also reviewed whether the Company’s compensation policies and practices might encourage inappropriate risk taking by the Company’s Named Executive Officers. The compensation committee determined that the current compensation structure aligns the Named Executive Officers’ interests with those of the Company without providing rewards for excessive risk-taking by awarding a mix of fixed and incentive compensation, with the compensation structure related to the Company’s performance counterbalancing revenue and EBITDA goals, as discussed above.

Tax Considerations.  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million. Certain performance-based compensation, however, is specifically exempt from the deduction limit. At this time, the compensation committee has not taken steps to qualify compensation for deductibility primarily because at current base salaries and bonus potential, it is unlikely that any of our Named Executive Officers would exceed the $1 million limit in a given year.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation committee:

Terry Stinson (Chairman)
Kenneth McSweeney
Walter Paulick
Eric Rosenfeld

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee is or has been an executive officer or employee of the Company, or had any relationships requiring disclosure by the Company under the Securities and Exchange Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of the Company or member of our compensation committee during 2015.

Summary Compensation Table

The following table sets forth the compensation paid or earned by each of our Named Executive Officers for each of the fiscal years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other ($)		Total ($)
Douglas McCrosson Chief Executive Officer (Former Chief Operating Officer)	2015	333,125			37,445	34,028	(3)	404,598
	2014	313,462	50,000	—	—	21,501	(4)	384,963
	2013	253,000	—	—	11,329	23,845	(5)	288,174
Vincent Palazzolo Chief Financial Officer	2015	269,575			23,073	22,951	(6)	315,599
	2014	263,000	30,000	—	—	25,239	(7)	318,236
	2013	253,000	—	—	11,329	24,131	(8)	288,460

(1)	Reflects actual base salary amounts paid for each of the years indicated.
(2)	Represents amounts awarded in cash to our Named Executive Officers as part of their performance-based annual bonus in accordance with the terms of each Named Executive Officer’s employment agreement as discussed in the “Compensation Discussion and Analysis” above. Awards were earned in the year provided, but were not made until the first quarter of the next fiscal year.
(3)	Represents (a) $18,109 of an automobile lease, insurance and maintenance attributable to personal use; (b) $6,595 of disability insurance premiums; and (c) $9,324 of 401(k) contributions.

(4)	Represents (a) $10,635 of an automobile lease, insurance and maintenance attributable to personal use, (b) $4,358 of disability insurance premiums and (c) $6,508 of 401(k) contributions.
(5)	Represents (a) $13,463 for a portion of an automobile lease, insurance and maintenance attributable to personal use, (b) $883 for disability insurance premiums paid by us for the benefit of Mr. McCrosson and (c) $9,499 in 401(k) contributions.
(6)	Represents (a) $9,923 of an automobile lease, insurance and maintenance attributable to personal use, (b) $8,399 of disability insurance premiums; and (c) $7,329 of 401(k) contributions.
(7)	Represents (a) $15,052 of an automobile lease, insurance and maintenance attributable to personal use, (b) $5,015 of disability insurance premiums and (c) $5,167 of 401(k) contributions.
(8)	Represents (a) $12,424 for a portion of an automobile lease, insurance, and maintenance attributable to personal use, (b) $3,691 for disability insurance premiums paid by us for the benefit of Mr. Palazzolo and (d) $8,016 in 401(k) contributions.

Grants of Plan-Based Awards

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)
	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)
Vincent Palazzolo	759	98,154	143,645	—	23,154	68,645
Douglas McCrosson	1,250	149,937	224,891	—	49,938	124,891

(1)	These columns represent the estimated portion of performance-based annual bonus to be paid in cash required by the employment agreements that were effective in fiscal year 2015 between each of the Company’s Named Executive Officers and the Company. The material terms of the performance-based annual bonuses, including the applicable thresholds and percentages, are described under “Compensation Discussion and Analysis” above. The actual performance-based annual bonuses payable in cash are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.
(2)	These columns represent the estimated portion of performance-based annual bonus to be paid in stock required by the employment agreements that were effective in fiscal year 2015 between each of the Company’s Named Executive Officers and the Company. The amount of stock to be awarded is calculated as a dollar amount first and then converted to stock, valuing the shares at the volume weighted average price of the common stock on NYSE MKT for the five consecutive trading days ending two trading days before issuance. Per the employment agreements, such stock is issued on March 10th (or the next business day thereafter) of the next fiscal year. The material terms of the performance-based annual bonuses, including the applicable thresholds and percentages, are described under “Compensation Discussion and Analysis” above. The actual performance-based annual bonuses payable in stock are reflected in the “Stock Awards” column in the Summary Compensation Table above.
(3)	The amounts in these columns reflect the minimum amount of performance-based annual bonuses to be awarded under the employment agreements. This amount is paid if there is a decline of 15% or more in EBITDA and a decline of 14.49% in revenue.
(4)	The amounts in these columns are the “baseline” bonuses to be awarded if 5% growth is achieved on both performance metrics (EBITDA and revenues).
(5)	The amounts in these columns are awarded if 100% or more growth is achieved on both performance metrics (EBITDA and revenues).

Compensation Arrangements for Named Executive Officers

Douglas McCrosson

On December 16, 2009, we entered into an employment agreement with Douglas McCrosson, which provided for Mr. McCrosson to be employed as our Chief Operating Officer from January 1, 2010 until December 31, 2012. This employment agreement was amended on November 4, 2011 and October 31, 2013 to extend his term ultimately through December 31, 2016. On March 5, 2014, we entered into an amended and restated employment agreement with Mr. McCrosson in connection with his appointment as our President and Chief Executive Officer, which supersedes his prior employment agreement with the Company.

As Chief Operating Officer, under his prior employment agreement, Mr. McCrosson’s annual base salary was $253,000 and $265,000 during 2013 and 2014, respectively. Beginning with his appointment as our Presidnet and Chief Executive Officer and the effectiveness of his amended and restated employment agreement beginning March 5, 2014, Mr. McCrosson’s annual base salary was $325,000 for fiscal year 2014. For each of fiscal year 2015 and 2016, Mr. McCrosson’s annual base salary was at least equal to his base salary for the prior fiscal year, subject to a merit increase of up to five percent to be determined at the discretion of the Company’s compensation committee on the basis of Mr. McCrosson’s attainment of individual performance goals set by the compensation committee (after consultation with Mr. McCrosson). Mr. McCrosson also receives a performance-based annual bonus upon the attainment of certain Company growth targets measured by EBITDA and revenue. The manner of calculating and paying such bonus is set forth in the “Compensation Discussion and Analysis” above. For the year ended December 31, 2013, Mr. McCrosson’s performance-based compensation was $11,389, paid all in cash. For the year ended December 31, 2014, Mr. McCrosson’s received no performance based compensation though he received a $50,000 one-time discretionary bonus subject to him agreeing to a reduction in such amount from the annual bonus earned by him under his employment agreement for the year ended December 31, 2015. Accordingly, for the year ended December 31, 2015, Mr. McCrosson’s performance-based compensation was $37,445 after it was reduced by the $50,000 discretionary bonus paid to him in 2015.

Under his current employment agreement, Mr. McCrosson is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter. Mr. McCrosson’s current employment agreement provides for certain payments upon termination and a change of control addressed in the section below entitled “Payments Upon Termination or Change in Control.”

Vincent Palazzolo

On December 16, 2009, we entered into an employment agreement with Vincent Palazzolo, which provided for Mr. Palazzolo to continue to be employed as our Chief Financial Officer until December 31, 2012. On each of November 4, 2011 and October 31, 2013, we amended our employment agreement with Mr. Palazzolo to extend his term ultimately through December 31, 2016. Under his employment agreement, as amended, Mr. Palazzolo’s annual base salary for 2013 was $253,000 and $263,000 for 2014. For each of fiscal year 2015 and 2016, Mr. Palazzolo’s annual base salary was at least equal to his base salary for the prior fiscal year, subject to a merit increase of up to five percent to be determined at the discretion of the Company’s compensation committee on the basis of attainment of individual performance goals set by the compensation committee. Mr. Palazzolo also receives a performance-based annual bonus upon the attainment of certain Company growth targets measured by EBITDA and revenue. The manner of calculating and paying such bonus is set forth in the “Compensation Discussion and Analysis” above. For the year ended December 31, 2013, Mr. Palazzolo’s performance-based compensation was $11,329, paid all in cash. For the year ended December 31, 2014, Mr. Palazzolo’s did not receive any performance based compensation, though he received a one-time discretionary bonus of $30,000 subject to him agreeing to a reduction in such amount from the annual bonus earned by him under his employment agreement for the year ended December 31, 2015. Accordingly, for the year ended December 31, 2015, Mr. Palazzolo’s performance-based compensation was $23,073 after it was reduced by the $30,000 discretionary bonus paid to him in 2015.

Under his employment agreement, Mr. Palazzolo is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter. Mr. Palazzolo’s employment agreement does not contain any change in control provisions, but does provide for certain termination payments addressed in the section below entitled “Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding option awards as of December 31, 2015 for each Named Executive Officer.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Douglas McCrosson Chief Executive Officer	25,000	0	6.60	3/31/2019
Vincent Palazzolo Chief Financial Officer	25,000	0	6.75	11/30/2016

Option Exercises in 2015

The following table sets forth certain information concerning option exercises by our Named Executive Officers during the year ended December 31, 2015.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)
Douglas McCrosson	0	$0
Vincent Palazzolo	0	$0

(1)	Based on the difference between the market price of our common stock on the date of exercise and the exercise price.

Payments Upon Termination or Change in Control

Compensation Arrangements as of December 31, 2015

The employment agreements in effect as of December 31, 2015 with each of Messrs. Palazzolo and McCrosson provided for varying types and amounts of payments and additional benefits upon termination of employment during the term of such employment agreements, depending on the circumstances of the termination.

The following is a brief description of termination payments and circumstances under Mr. Palazzolo’s employment agreement.

•	Death. In the event that Mr. Palazzolo’s employment is terminated by his death, we would have to pay to his estate an amount equal to (a) base salary due through date of death, (b) all earned and approved, but unpaid bonus for any year prior to the year of termination, (c) all valid expense reimbursements and (d) all accrued but unused vacation pay. We would also have to pay to Mr. Palazzolo’s estate, in the event of termination by such executive’s death, any bonus which would have been paid for the year of his termination on a prorated basis by multiplying the full amount of such bonus by the number of full calendar months he worked in the termination year divided by 12. A “full calendar month” for this purpose means any month he works at least two weeks.
•	Disability. We could terminate Mr. Palazzolo’s employment if, by reason of illness or incapacity, he failed to perform his duties contemplated by the agreement for a period of six months consecutively. Such termination would have to be made by written notice and constitute a termination by reason of disability. The Company would have to pay to the Mr. Palazzolo an amount equal to (a) base salary due through date of termination, (b) all earned and approved, but unpaid bonus for any year prior to the year of termination, (c) all valid expense reimbursements and (d) all accrued but unused vacation pay. We would also have to pay to Mr. Palazzolo, in the event of termination by reason of disability, a bonus for the year of his termination on a prorated basis by multiplying the full amount of such bonus by the number of full calendar months he worked in the termination year divided by 12. A “full calendar month” for this purpose means any month he works at least two weeks.

•	By Company for “Cause.” If the Company terminates Mr. Palazzolo’s employment by written notice for “cause,” he would be entitled to receive only (a) his base salary through the date of termination, (b) valid expense reimbursements and (c) any unused vacation through the date of termination required by law to be paid. Generally, “cause” as defined in the employment agreement means (i) a failure to carry out his duties as an officer that are material to the performance of his position, (ii) a material breach of the employment agreement, (iii) fraud or dishonesty in any dealings or business related to the Company or (iv) conviction of a felony under federal or state law. Mr. Palazzolo would have to be given the opportunity to eliminate a problem giving rise to “cause” within 30 days’ notice that such problem exists, but he would not be entitled to more than two such periods to cure in any 12 month period.
•	By Executive with “Good Reason.” Upon proper notice, if Mr. Palazzolo terminates his employment for “good reason,” we have to pay an amount equal to (a) his base salary through the end of his employment term, (b) all earned and previously approved but unpaid bonuses, (c) all valid expense reimbursements, plus (d) all accrued but unused vacation pay.
•	By Company without “Cause.” If the Company terminates Mr. Palazzolo’s employment without “cause,” we generally must pay an amount equal to (a) his base salary through the end of his employment term, (b) all earned and previously approved but unpaid bonuses, (c) all valid expense reimbursements, plus (d) all accrued but unused vacation pay.

Mr. Palazzolo does not have a duty to mitigate awards payable under the above conditions and any compensation paid from any source other than the Company does not offset or terminate the Company’s obligations to make such payments.

In connection with his appointment as our President and Chief Executive Officer, the Company entered into an amended and restated employment agreement with Mr. McCrosson. Below is a brief description of termination payments and circumstances under Mr. McCrosson’s employment agreement.

•	Death. In the event of Mr. McCrosson’s death, we will pay to his estate an amount equal to (a) base salary due through date of death, (b) all earned and approved, but unpaid bonus for any year prior to the year of termination, (c) all valid expense reimbursements and (d) all accrued but unused vacation pay.
•	Disability. We may terminate Mr. McCrosson’s employment for reason of illness or incapacity if he fails to perform his duties contemplated by the agreement for a period of six months consecutively. Such termination will be made by written notice and constitute a termination by reason of disability. Upon such termination, the Company shall pay to Mr. McCrosson an amount equal to (a) base salary due through date of termination, (b) all earned and approved, but unpaid bonus for any year prior to the year of termination, (c) all valid expense reimbursements and (d) all accrued but unused vacation pay.
•	By Company for “Cause.” If the Company terminates Mr. McCrosson’s employment by written notice for “cause,” he will receive only (a) his base salary through the date of termination, (b) valid expense reimbursements and (c) any unused vacation through the date of termination required by law to be paid. “Cause” as defined in the employment agreements means (i) a failure to carry out his duties as an officer that are material to the performance of his position, (ii) a material breach of the employment agreement or a material violation of established policies of the Company, (iii) fraud or dishonesty in any dealings or business related to the Company or (iv) conviction of a felony under federal or state law. Mr. McCrosson must be given the opportunity to eliminate a problem giving rise to “cause” within 30 days’ notice that such problem exists, but will not be entitled to more than two such periods to cure in any 12 month period.
•	By Executive with “Good Reason.” Upon proper notice, Mr. McCrosson may terminate his employment for “good reason” and will be entitled to an amount equal to (a) his base salary through the end of his employment term, (b) all earned and previously approved but unpaid bonuses, (c) all valid expense reimbursements, plus (d) all accrued but unused vacation pay. The Company must also provide payment of monthly premium cost of continued coverage under our medical and dental insurance under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for six months following the date of termination. “Good reason” generally means (i) a demotion by way of a materially adverse change in his duties, responsibilities or title, (ii) material breach by the Company of the Employment Agreement, (iii) failure by the Company to make a payment to the executive when such payment is due or (iv) liquidation, bankruptcy or receivership of the Company. The Company must be given the opportunity to correct any problem identified as “good reason” within 30 days of being notified of such problem, but shall not be entitled to more than two such periods to cure in any 12 month period.
•	By Company without “Cause.” If the Company terminates Mr. McCrosson’s employment without “cause” we generally must pay an amount equal to (a) his base salary through the end of his employment term, (b) all earned and previously approved but unpaid bonuses, (c) all valid expense reimbursements, plus (d) all accrued but unused vacation pay. The Company must also provide payment of monthly premium cost of continued coverage under our medical and dental insurance under COBRA for six months following the date of termination.
•	Change in Control. In the event of a change of control prior to a termination of Mr. McCrosson’s employment by the Company without “cause” or by Mr. McCrosson for “good reason,” then, at Mr. McCrosson’s option if he is terminated without “cause” or for “good reason” within 18 months of such change of control, in lieu of the above compensation and benefits, we will pay him an amount equal to two times the lesser of (a) the total compensation (including salary and bonus) earned by him during the last full calendar year of his employment or (b) the average of his total compensation (including salary and bonus) for the five calendar years before the change of control. Such payment will be made in two installments — the first to be paid on his date of termination, the remainder to be paid six months after the date of termination. A “change in control” occurs when any person or entity other than the Company and/or any officers or directors of the Company as of the date of his employment agreement acquires securities of the Company (in one or more transactions) having 50% or more of the total voting power of all the Company’s securities then outstanding.

Mr. McCrosson does not have a duty to mitigate the above-described payments, however, if he receives a payment for (a) termination by the Company without cause or (b) termination of his employment by him for good reason, then any compensation paid to him from sources other than the Company will offset or terminate the Company’s obligation to make such payment. Additionally, the Company’s obligation to pay insurance premiums for Mr. McCrosson upon a termination of his employment without cause or by Mr. McCrosson for good reason ends upon Mr. McCrosson’s eligibility for group insurance coverage from other employment (whether or not he elects such coverage).

The following table summarizes the amounts payable upon termination of employment for each of Messrs. Palazzolo and McCrosson assuming termination occurred on December 31, 2015 under the current employment agreements with each Named Executive Officer. For purposes of presenting amounts payable over a period of time (e.g., salary continuation), the amounts are shown as a single total but not as a present value (i.e., the single sum does not reflect any discount).

Name	Death or Disability ($)	By Company for Cause ($)	By Executive for Good Reason or By Company without Cause ($)	Change in Control ($)
Douglas McCrosson	—	—	333,125	333,125
Vincent Palazzolo	—	—	269,575	—

Equity Award Plans

Performance Equity Plan 2009.  The Performance Equity Plan 2009 authorizes the grant of 500,000 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock-based awards. As of December 31, 2015, 322,587 options/shares had been granted under this plan. As of May 9, 2016, 87,964 common stock remain available for grant.

Performance Equity Plan 2000.  The Performance Equity Plan 2000 authorizes the grant of 1,230,000 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock-based awards. As of December 31, 2015, options to purchase an aggregate of 1,260,333 common stock had been granted under this plan, of which 85,000 options remain outstanding at exercise prices ranging from $6.60 to $8.10 per share. As of May 9, 2016, no additional options/shares may be granted under this plan.

Equity Compensation Plan Information

The following table sets forth certain information at December 31, 2015 with respect to our equity compensation plans providing for the issuance of options, warrants, or rights to purchase our securities.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column)
Equity Compensation Plans Approved by Security Holders	269,983	$11.29	113,787

Compensation of Directors

The following table summarizes the compensation of our directors for the year ended December 31, 2015. Directors who are employees of the Company do not receive separate compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Eric Rosenfeld	102,575	147,425	250,000
Harvey J. Bazaar	66,950	113,050	180,000
Terry Stinson	66,950	113,050	180,000
Walter Paulick	24,750	50,250	75,000
Michael Faber	24,750	50,250	75,000
Kenneth McSweeney	24,750	50,250	75,000

(1)	Represents stock awarded directors in the form of restricted stock units (“RSUs”). The Company accounts for compensation expense associated with RSUs based on the fair value of the units on the date of grant.

Pursuant to the non-employee director compensation plan in effect for 2015, non-employee directors were compensated as follows: Chairman of the Board, $250,000 (cash payment, $102,575); Chairman of the Audit Committee and the Chairman of the compensation committee $180,000 each (cash payment, $66,950), and all other non-employee directors, $75,000 (cash payment, $24,750). The annual cash compensation due each director was paid quarterly as has been the Company’s past practice. The balance of the non-employee director compensation is paid in restricted stock units (“RSUs”) that vest quarterly. Non-employee directors are subject to a non-employee director stock ownership policy whereby non-employee directors are required to own stock of the Company valued at least four times his annual cash compensation before and following any stock sales.

Pension Benefits

Other than our 401(k) plan, we do not maintain any other plan that provides for payments or other benefits at, following, or in connection with retirement.

Certain Relationships and Related-Party Transactions

Related-Party Policy.  Our Code of Ethics requires us to avoid, wherever possible, all related-party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by our board of directors (or our audit committee). Securities and Exchange Commission rules generally define related-party transactions as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. Our audit committee considers all relevant factors when determining whether to approve a related-party transaction, including whether the related-party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related-party, but that director is required to provide our audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire annually that elicits information about related-party transactions. These procedures are intended to determine whether any such related-party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related-Party Transactions.  We did not engage in any related party transactions in the fiscal year ended December 31, 2015 as required to be reported pursuant to rules of the Securities and Commission Exchange.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required by regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required during the year ended December 31, 2015, all Section 16 reports were timely filed by our officers, directors and greater than ten percent beneficial owners.

PROPOSAL 2 — APPROVAL OF CPI AEROSTRUCTURES, INC.
2016 LONG-TERM INCENTIVE PLAN

Background

Our 2016 Long-Term Incentive Plan has been approved by our board of directors and will take effect upon approval by the shareholders at the Annual Meeting. We are submitting the plan to our shareholders for their approval so that options granted under the plan may qualify for treatment as incentive stock options and awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”).

The plan reserves 600,000 shares of our common stock for issuance in accordance with the plan’s terms. The purpose of the plan is to enable us to offer our employees, officers, directors, and consultants whose past, present and/or potential contributions to us have been, are or will be important to our success, an opportunity to share monetarily in our success and/or acquire a proprietary interest in us. The various types of incentive awards that may be provided under the plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

All employees, officers, directors and consultants of ours will be eligible to be granted awards under the plan. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours. No allocations of shares that may be subject to awards have been made in respect of the executive officers or any other group. All awards will be subject to the recommendations of a committee designated by our board of directors and approval by such committee.

A summary of the principal features of the plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix A.

Administration

The plan is administered by a committee of our board of directors comprised of at least two “outside directors,” as defined in the regulations issued under Section 162(m) of the IRC. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the terms of the outstanding award may be proportionately adjusted.

Eligibility

We may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success. An “incentive stock option” as defined in Section 422 of the IRC, may be granted under the plan only to a person who, at the time of the grant, is an employee of ours.

Types of Awards

Options.  The plan provides both for incentive stock options, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our common stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000 or such other amount as may be subsequently specified under the IRC or the regulations thereunder.

An incentive stock option may only be granted within a ten-year term commencing with shareholder approval of the 2016 Long-Term Incentive Plan and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.

Similarly, should a holder die while employed by us, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or the committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his vested stock options for a period of 12 months from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights.  Under the plan, we may grant stock appreciation rights to plan participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with nonqualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock.  Under the plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The board or the committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Restricted stock awarded under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. Other than regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute, we will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute on the restricted stock and the right to vote the shares.

Restricted Stock Units.  Under the plan, we may award restricted stock units, which are an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions. Restricted stock units may be awarded either alone or in addition to other awards granted under the plan. The board or committee determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to deferral or forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock units. The holder will have no rights of a shareholder with respect to shares subject to any restricted stock unit unless and until the shares are delivered in settlement of the restricted stock unit. If the committee provides, a grant of restricted stock units may provide the holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the restricted stock units with respect to which the dividend equivalents are granted.

Other Stock-Based Awards.  Under the plan, we may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Incentive Bonuses.  Under the plan, we may grant incentive bonuses that confer upon the holder the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance goal(s) established for a performance period established by the committee. The terms of any incentive bonus will be set forth in an agreement. Each agreement evidencing an incentive bonus shall contain provisions regarding (i) the target and maximum amount payable to the holder as an incentive bonus, (ii) the performance goal(s) and level of achievement versus the performance goal(s) that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the incentive bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with the plan as may be determined from time to time by the committee. The committee shall establish the performance goal(s) and level of achievement versus the performance goal(s) that shall determine the target and maximum amount payable under an incentive bonus. These incentive bonuses may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Accelerated Vesting and Exercisability.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Company’s board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash, stock or other property, or any combination thereof, in an amount equal to the repurchase value of such award; provided, however, that the obligation to tender the repurchase value to such holders may be subject to any terms and conditions to which the tender of consideration to the Company’s shareholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any stock option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the acquisition, the committee may cancel the stock option or stock appreciation right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the holder all or the applicable portion of the award based upon the committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the committee. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with IRC Section 409A.

Repurchases.  The committee may at any time offer to repurchase a stock option previously granted, at a purchase price not to exceed the repurchase value and under such terms and conditions as the committee shall establish and communicate to the holder of stock at the time of the offer.

Award Limitation.  No participant may be granted options and/or stock appreciation rights with respect to more than 100,000 shares of common stock in the aggregate or any other awards for more than 50,000 shares of common stock in the aggregate or incentive bonuses for more than $500,000 in the aggregate, in any calendar year. Additionally, a non-employee director may not be granted awards covering more than 50,000 shares of common stock in any calendar year.

Full Value Awards.  Any shares of common stock granted in connection with awards other than stock options and stock appreciation rights shall be counted against the number of shares reserved for issuance under the plan as one and one-half shares of common stock for every one share of common stock granted in connection with such award. Any shares of common stock granted in connection with stock options and stock appreciation rights shall be counted against the number of shares reserved for issuance under the plan as one share for every one stock option or stock appreciation right awarded.

Other Limitations.  The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no payment of cash or other property having a value greater than the repurchase value may be made, and no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments

Unless terminated by the board, the plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the date of shareholder approval of the 2016 Long-Term Incentive Plan. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options.  Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options.  With respect to non-qualified stock options:

•	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;
•	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and
•	we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the IRC to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights.  Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock.  A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Securities Exchange Act of 1934. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the IRC, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Restricted Stock Units.  A participant who receives restricted stock units generally will recognize no income upon the grant of restricted stock units. Instead, a participant will recognize as ordinary income, and we receive a corresponding deduction, any cash delivered and the fair market value of any common stock delivered in payment of an amount due under the restricted stock unit. The income recognized by the participant will be subject to applicable withholding tax requirements. Upon selling any common stock received by a participant in payment of an amount due under a restricted stock unit, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the common stock and the participant’s tax basis in the common stock (i.e., the ordinary income recognized by the participant).

Other Stock-Based Awards.  The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits.  Section 162(m) of the IRC places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and 4 most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the IRC. One of the requirements for equity compensation plans is that there must be a limit to the number of options and/or stock appreciation rights and shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of options and/or stock appreciation rights which may be made to any participant in any calendar year is 100,000 and the maximum number of shares for which awards may be made to any participant in any calendar year is 50,000. The maximum amount payable pursuant to that portion of a cash award granted under the plan for any fiscal year to any participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the IRC may not exceed $500,000.

Certain Awards Deferring or Accelerating the Receipt of Compensation.  Section 409A of the IRC, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements.

It is our intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any executive officers or employees under the plan are not currently determinable since no specific grants have been decided upon and no grants will be made prior to the plan’s adoption.

Recommendation and Vote Required

Approval of our incentive compensation plan will require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR” THE 2016 LONG-TERM INCENTIVE PLAN.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We propose that the shareholders ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for fiscal year 2016 by our audit committee of our board of directors. We expect that representatives of CohnReznick LLP will be present at the annual meeting of shareholders and that they will be available to respond to appropriate questions submitted by shareholders at the meeting. CohnReznick LLP will have the opportunity to make a statement if they desire to do so.

Audit Fees.  The aggregate fees billed by our independent registered public accounting firm for professional services rendered for the audits of our annual financial statements for the years ended December 31, 2015 and 2014 and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those periods, were $405,000 and $285,202, respectively, including out of pocket expenses of $2,500 and 2,550, respectively.

Audit-Related Fees.  No audit-related fees were billed by our independent registered public accounting firm for professional services for the years ended December 31, 2015 and 2014.

Tax Fees.  No tax-related fees were billed by our independent registered public accounting firm for professional services rendered for the years ended December 31, 2015 or 2014.

All Other Fees.  No other fees were billed by our independent registered public accounting firm for professional services rendered for the years ended December 31, 2015 or 2014.

Pre-Approval Policies and Procedures.  In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in the sections entitled “Audit Fees,” “Tax Fees” and “All Other Fees” above.

Ratification by the shareholders of the appointment of an independent registered public accounting firm is not required, but our board of directors believes that it is desirable to submit this matter to the shareholders. If a majority of the votes cast at the meeting do not ratify the selection of CohnReznick LLP at the meeting, the selection of an independent registered public accounting firm will be reconsidered by our audit committee.

THE BOARD RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SOLICITATION OF PROXIES

Your proxy is being solicited on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails and the Internet, proxies may be solicited personally or by email or telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock. We have retained MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for the annual meeting. We will pay MacKenzie a fee of $6,500 plus reimbursement for reasonable out-of-pocket expenses.

2017 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2017 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by January 6, 2017. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to our nominating and corporate governance committee a candidate for election to our board of directors should send their letters to CPI Aerostructures, Inc., 91 Heartland Boulevard, Edgewood, New York 11717, Attention: Nominating and Corporate Governance Committee. The corporate secretary will promptly forward all such letters to the members of our nominating and corporate governance committee. Shareholders must follow certain procedures to recommend to our nominating and corporate governance committee candidates for election as directors. In general, in order to provide sufficient time to enable our nominating and corporate governance committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

The recommendation must contain the following information about the candidate:

•	Name and age;
•	Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;
•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);
•	Educational background;
•	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;
•	The number of shares of common stock of the Company beneficially owned by the candidate;
•	The information that would be required to be disclosed by the Company about the candidate under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K promulgated by the Securities and Exchange Commission); and
•	A signed consent of the nominee to serve as a director of the Company, if elected.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our board of directors provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of CPI Aerostructures, Inc., 91 Heartland Blvd., Edgewood, New York 11717. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2017 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Edgewood, New York, not later than January 6, 2017.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including our audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk. You may request a free copy of any or all of the information incorporated by reference into the proxy statement (other than exhibits not specifically incorporated by reference into the text of such documents). Please direct any oral or written requests for such documents to: Attention: Corporate Secretary, 91 Heartland Blvd., Edgewood, New York 11717.

OTHER MATTERS

Our board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Vincent Palazzolo, Secretary

Edgewood, New York
May 19, 2016

APPENDIX A

CPI AEROSTRUCTURES, INC.

2016 Long Term Incentive Plan

Section 1. Purpose; Definitions.

1.1. Purpose.  The purpose of the Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of, and/or acquire a proprietary interest in, the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

1.2. Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(f) “Company” means CPI Aerostructures, Inc., a corporation organized under the laws of the State of New York.

(g) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h) “Effective Date” means the date determined pursuant to Section 12.1.

(i) “Excluded Items” has the meaning set forth in Section 13.2.

(j) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(k) “Holder” means a person who has received an award under the Plan.

(l) “Incentive Bonus” means a bonus opportunity awarded under Section 9 pursuant to which a recipient may become entitled to receive an amount based on satisfaction of such Performance Goals as are specified in the Agreement.

(m) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(n) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(p) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(q) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(r) “Performance Goals” means the one or more goals established by the Committee in accordance with Sections 13.2.

(s) “Plan” means the Company’s 2016 Long Term Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(d) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value” if the award to be repurchased under Section 10.2 is comprised of shares of Common Stock shall mean the greater of the Fair Market Value or the based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. “Repurchase Value” if the award to be repurchased under Section 10.2 is comprised of Stock Options or Stock Appreciation Rights shall mean the difference between the greater of Fair Market Value or the price per share of Common Stock received or to be received by other shareholders of the Company in the event and the exercise price (if lower) multiplied by the number of shares subject to the award.

(u) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(v) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(w) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(x) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(y) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(z) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(aa) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership.  The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee.  The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Other Stock-Based Awards, and/or (vi) Incentive Bonuses. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Incentive Bonuses may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, or any Performance Goals, as the Committee shall determine);

(c) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(d) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year Options and/or Stock Appreciation Rights with respect to more than 100,000 shares in the aggregate or any other awards for more than 50,000 shares in the aggregate or Incentive Bonuses for more than $500,000 in the aggregate. In all cases, determinations of these limits should be made in a manner that is consistent with the exemption for performance-based compensation that Section 162(m) of the Code provides.

2.3. Interpretation of Plan.  Subject to Section 11, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

Section 3. Stock Subject to Plan.

3.1. Number of Shares.  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 600,000 shares; provided that, no more than 200,000 shares of Common Stock may be granted as Incentive Stock Options. Any shares of Common Stock granted in connection with Stock Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Stock Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with awards other than Stock Options and Stock Appreciation Rights shall be counted against this limit as one and one-half shares of Common Stock for every one share of Common Stock granted in connection with such award. Additionally, a non-employee Director may not be granted awards covering more than 50,000 shares of Common Stock in any year. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc.  In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.3. Administrative Stand Still.  In the event of any changes in capitalization described above in Section 3.2, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.4. Substitute Awards.  In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the Plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise.  Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan.

5.2. Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term.  The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three to five year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.

(d) Method of Exercise.  Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

(e) Stock Payments.  Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability.  Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with the Code and applicable securities law upon the Holder’s request.

(g) Termination by Reason of Death.  If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability.  If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement.  Subject to the provisions of Section 13.4, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination.  Subject to the provisions of Section 13.4, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Incentive Stock Options.  The aggregate Fair Market Value (on the date of grant of the Stock Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

(l) Buyout and Settlement Provisions.  The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Shareholder.  A Holder shall have none of the rights of a shareholder of the Company with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions.  Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability.  Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination.  All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan.  The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock; Restricted Stock Units.

7.1. Grant.  Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions (“Restriction Period”), the vesting schedule and rights to acceleration thereof, the Performance Goal(s), if any, and level of achievement versus the Performance Goal(s) that shall determine the number of shares of Restricted Stock granted, issued and/or vested, the term of the performance period, if any, as to which performance will be measured for determining the number of such shares of Restricted Stock and all other terms and conditions of the awards. In addition, the Committee may award Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Agreement.

7.2. Restricted Stock Terms and Conditions.  Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates.  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture.  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, which may include Performance Goals, (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(d) Discretionary Adjustments and Limits.  Notwithstanding the satisfaction of any Performance Goals, the number of shares of Restricted Stock granted, issued and/or vested under an award of Restricted Stock on account of either financial performance or personal performance evaluations may, to the extent specified in the Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.

7.3. Restricted Stock Units Terms and Conditions.  Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement.  The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) Shareholder Rights.  A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit.

(c) Dividend Equivalents.  If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific Performance Goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Incentive Bonuses

9.1. General.  Each Incentive Bonus award will confer upon the Holder the opportunity to earn a future payment tied to the level of achievement with respect to one or more Performance Goals established for a performance period established by the Committee.

9.2. Incentive Bonus Document.  The terms of any Incentive Bonus will be set forth in an Agreement. Each Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Holder as an Incentive Bonus, (ii) the Performance Goals and level of achievement versus the Performance Goals that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Committee.

9.3. Performance Goals.  The Committee shall establish the Performance Goals and level of achievement versus the Performance Goals that shall determine the target and maximum amount payable under an Incentive Bonus.

9.4. Timing and Form of Payment.  The Committee shall determine the timing of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus shall be made in cash. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Holder to elect for the payment of, any Incentive Bonus to be deferred to a specified date or event.

9.5. Discretionary Adjustments.  Notwithstanding satisfaction of any Performance Goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.

9.6. Termination.  If a Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason (including by reason of death or Disability), the Holder shall receive payment in respect of any Incentive Bonuses only to the extent specified by the Committee, unless otherwise expressly provided in the Agreement or another contract, including an employment agreement. Payments in respect of any such Incentive Bonuses shall be made at the time specified by the Committee and set forth in the Agreement.

Section 10. Accelerated Vesting and Exercisability.

10.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all Performance Goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 10.1.

10.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s shareholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which Performance Goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder the all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of Performance Goals, or on such other basis determined by the Committee. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

10.3. Code Section 409A.  Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 11. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 12. Term of Plan.

12.1. Effective Date.  The Effective Date of the Plan shall be May 9, 2016, subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s shareholders. Any Stock Options granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s shareholders and no Stock Options shall vest or otherwise become free of restrictions prior to such approval.

12.2. Termination Date.  Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 13. General Provisions.

13.1. Written Agreements.  Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2. Establishing Performance Goals.  Performance Goals shall be established by the Committee based upon performance criteria that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries or its or their respective business units, in all cases before Excluded Items, except as otherwise determined by the Committee upon the grant of an award: sales or other revenues; cost of goods sold; gross profit; expenses or expense or cost reductions; income or earnings, including net income or income from operations; earnings before one or more items such as interest, taxes, depreciation and amortization; margins; working capital or any of its components, including accounts receivable, inventories or accounts payable; assets or productivity of assets; return on shareholders’ equity, capital, assets or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; stock price; dividend payments; economic value added, or other measure of profitability that considers the cost of capital employed; cash flow; debt or ratio of debt to equity or other financial measure that appears on the Company’s financial statements or is derived from one or more amounts that appear on the Company’s financial statements; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; product quality; new product introductions or launches; sustainability, including energy or materials utilization; business efficiency measures; safety; or any combination of the foregoing. Performance Goals also may include earnings per share on a consolidated basis and total shareholder return. Unless otherwise determined by the Committee at the time of grant, as to each Performance Goal, the relevant measurement of performance shall be computed in accordance with U.S. generally accepted accounting principles to the extent applicable, but will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business or business segment or arising from the sale of assets outside the ordinary course of business; (v) changes in tax or accounting principles, regulations or laws; (vi) extraordinary, unusual, transition, one-time and/or non-recurring expenses, revenues or other items of gain or loss; (vii) changes in interest expenses as a result of modified debt structures; and (viii) mergers and acquisitions, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report, to the extent applicable (collectively, the “Excluded Items”). With respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such exclusions shall be made only to the extent consistent with Section 162(m) of the Code. To the extent consistent with Section 162(m) of the Code, the Committee may also provide for other adjustments to Performance Goals in the Agreement evidencing any award. In addition, the Committee may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and

(iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such adjustment may be made only to the extent consistent with Code Section 162(m) of the Code. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

13.3. Performance Awards.  The Committee, in its sole discretion, may determine at the time an award is granted or at any time thereafter whether such award is intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code. For the avoidance of doubt, nothing herein shall require the Committee to structure any awards in a manner intended to constitute performance based compensation and the Committee shall be free, in its sole discretion, to grant awards that are not intended to be performance based compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any award which is granted under the Plan and is intended to qualify as performance based compensation” shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as performance based compensation, and the Plan and the applicable Agreement shall be deemed amended to the extent necessary to conform to such requirements. In addition, Restricted Stock awards, Other Stock-Based Awards and Incentive Bonus awards that are intended to qualify as performance based compensation under Section 162(m) of the Code shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Agreement:

(a) To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate the recipient to receive such award, (b) select the performance criteria applicable to the performance period, (c) establish the Performance Goals, and amounts of such awards, as applicable, which may be earned for such performance period based on the performance criteria, and (d) specify the relationship between performance criteria and the Performance Goals and the amounts of such awards, as applicable, to be earned by each covered employee for such performance period.

(b) Following the completion of each performance period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such performance period. In determining the amount earned under such awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the performance period.

(c) No adjustment or action described in any provision of the Plan shall be authorized to the extent that such adjustment or action would cause such award to fail to so qualify as performance based compensation, unless the Committee determines that the award should not so qualify.

13.4. Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.5. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either

(i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause.  If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment.  Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.6. No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

13.7. Provisions for Foreign Participants.  The Committee may modify awards granted to Holders who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

13.8. Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any award granted hereunder.

13.9. Lock-Up Period.  The Company may, at the request of any underwriter representative, placement agent or otherwise, in connection with an offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit any Holder from, directly or indirectly, selling or otherwise transferring any shares of Common Stock or other Company securities during a period of up to one hundred eighty days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter, representative or placement agent.

13.10. Data Privacy.  As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 13.10 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries and affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 13.10 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 13.10. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

13.11. Successor.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates, taken as a whole.

13.12. Investment Representations; Company Policy.  The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.13. Additional Incentive Arrangements.  Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.14. Withholding Taxes.  Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.15. Clawback.  Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

13.16. Governing Law.  The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of New York (without regard to choice of law provisions).

13.17. Other Benefit Plans.  Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.18. Non-Transferability.  Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.19. Applicable Laws.  The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

13.20. Conflicts.  If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.21. Compliance with Section 409A of the Code.  The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code.

13.22. Non-Registered Stock.  The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CPI AEROSTRUCTURES, INC.

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on June 27, 2016.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3.

1. Election of the following Class III directors (select one of the following):

(1) Douglas McCrosson
(2) Michael Faber

FOR all Nominees	WITHOLD AUTHORITY for all nominees	FOR all Except
☐	☐	☐

SPECIAL INSTRUCTIONS for Proposal 1: To withhold authority to vote for either individual nominee, mark "FOR ALL EXCEPT" and strike a line through that nominees name in the list above.

2. To Approve the 2016 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Ratification of appointment of CohnReznick LLP as the Company's independent registered accounting firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

☐ **I plan on attending the Annual Meeting of Shareholders.**

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2016.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The 2016 Proxy Statement and the 2015 Annual Report to Shareholders are available at: http://www.cstproxy.com/cpiaero/2016

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

CPI AEROSTRUCTURES, INC.

The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), hereby appoints Walter Paulick and Terry Stinson, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Company's Annual Meeting of Shareholders to be held on June 28, 2016 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted in favor of electing the Class III nominees, FOR the 2016 Long-Term Incentive Plan and FOR the ratification of the appointment of CohnReznick LLP as the Company's independent registered public accounting firm.

(Continued and to be marked, dated and signed, on the other side)